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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  June 16, 2005
                                                 -------------------------------

                           Duckwall-ALCO Stores, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Kansas                        0-20269               48-0201080
  ----------------------------        ----------------       -------------------
  (State or other jurisdiction        (Commission File          (IRS Employer
       of incorporation)                   Number)           Identification No.)


401 Cottage, Abilene, KS                                    67410-2832
----------------------------------------                ------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code        (785) 263-3350
                                                   -----------------------------

      --------------------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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


Section 7 - Regulation FD

         Item 7.01 - Regulation FD Disclosure

In response to shareholder requests, Duckwall-ALCO Stores, Inc. is making the following information relating to its fiscal years 2001 to 2005 available through this 8-K filing.


                                                                                                        ----------------------------
                                  ----------------------------------------------------------------------
                                      F05           F04           F03           F02           F01          F01           F05 Minus
                                  ---------------------------------------------------------------------- Inflated           F01
                                                                              53 weeks                    To F05          Adjusted
                                                                                                         Using CPI          For
                                                                                                            (B)          Inflation
                                                                                                        ---------------------------
SG&A Expense Breakout
General Office (A)                  $ 16,878,368  $ 16,462,055  $ 14,619,934  $ 13,857,264  $ 12,975,928  $ 14,144,970 $ 2,733,398
Distribution Center                    8,371,659     8,199,610     8,562,272     7,702,204     6,598,781     7,193,286   1,178,373
SPD Truck Lines                        2,436,328     2,170,134     2,172,322     2,097,918     2,006,848     2,187,651     248,677
Asset impairment                                                                   479,984       963,465     1,050,267  (1,050,267)
Stores                               102,349,953    98,897,271    94,636,692    93,626,472    88,990,449    97,007,875   5,342,078
                                  -------------------------------------------------------------------------------------------------
  Total                              130,036,308   125,729,070   119,991,220   117,763,842   111,535,471   121,584,048   8,452,260

Less Discontinued Operations           1,685,760     2,401,079     5,152,970     6,526,430     8,816,337
                                  ----------------------------------------------------------------------
Final SG&A Per F05 Annual Report     128,350,548   123,327,991   114,838,250   111,237,412   102,719,134

Return on average equity                   3.50%         6.16%         5.42%         5.05%         4.93%
 (ROE)****

Net Sales                            433,854,000   424,548,000   394,245,000   390,406,000   360,277,000
  (From F05 Annual Report)
SG&A as % of sales                        29.58%        29.05%        29.13%        28.49%        28.51%

SG&A per selling square foot             $ 29.94       $ 30.30       $ 28.86       $ 28.52       $ 27.01       $ 29.44      $ 0.50

EBITDA**                            $ 14,514,000  $ 17,418,000  $ 16,700,000  $ 16,480,000  $ 15,900,000
EBITDA per selling square foot***         $ 3.39        $ 4.28        $ 4.20        $ 4.23        $ 4.18

Sales per selling square foot*
ALCO                                         104           108           103           104            99
Duckwall                                      73            73            69            72            69
                                  ----------------------------------------------------------------------
Total                                        101           104            99           100            95

Selling square feet*                   4,286,593     4,070,894     3,978,511     3,899,980     3,803,204
Square feet % change - year                 5.3%          2.3%          2.0%          2.5%
Square feet cumulative % change            12.2%          6.9%          4.6%          2.5%

(A) Includes store district managers and loss prevention
(B) Using 2.18% annual CPI increase
*Includes stores open at year-end, as adjusted to exclude discontinued
 operations.
**EBITDA is earnings from continuing operations before interest, taxes, depreciation and amortization (a non-GAAP financial measure) and is reconciled to the most comparable GAAP financial measure below.
***EBITDA per selling square foot is a non-GAAP financial measure and is reconciled to the most comparable GAAP financial measure below. It is calculated as EBITDA divided by selling square feet.
****Return on average equity (ROE) is calculated as Net Earnings divided by average stockholders' equity.
  Average Stockholders' Equity is calculated as beginning of the year stockholders' equity plus end of year stockholders' equity divided by 2.

Following are explanations of the SG&A variances:

F05 Compared To F04
-------------------
General office SG&A increased $416,000, or 2.5%. The largest variances include a technology asset write-down, $519,000, fees for AlixPartners business advisory services, $520,000, former CEO retirement related expenses, $180,000, increases in technology department expenses, $251,000, and Sarbanes-Oxley compliance, approximately $113,000. These were partially offset by decreases in bonus and profit sharing, $1,054,000.

Distribution center expenses increased $172,000, or 2.1%, which is below the 5.3% increase in store square footage and roughly equal to the inflation rate. The distribution center was able to absorb an increase in volume and increases in general and medical insurance ($325,000) with only an inflationary increase in expenses by improving its productivity.

SPD truck line expenses increased $266,194, or 12.2%. Approximately $112,000 of this increase was payroll and related truck rental expenses for one additional driver. The balance was due primarily to increases in fuel and insurance costs.

Store expenses (excluding discontinued operations) increased $4,168,001, or 4.3%, which is below the 5.3% increase in square footage. Store labor (excluding the store manager training program) increased $932,000 (1.8%), which is well below the increase in square footage, due to improved productivity in the stores. Other large factors affecting store expenses were a $1,722,000 (33%) increase in medical and general insurance, a $372,000 (22%) increase in credit card fees, a $432,000 (18%) increase in costs associated with the store manager training program and a $233,000 unfavorable adjustment relating to lease accounting. These were partially offset by an adjustment related to layaways, $275,000 and a reduction in store opening expense of $393,000. Increases in the store manager training program were a result of efforts by the Company to improve the quality of its store managers.

F05 Compared To F01
-------------------
General office expenses increased $3,903,440 (30%), and outpaced the CPI increases by approximately $2.7M. The largest factors impacting this increase were increases in: merchandising department expenses, $465,000, accounting department expenses, $407,000 (of which more than half is due to increases in outside services as a result of Sarbanes-Oxley and being a public company), information technology department expenses, $407,000, personnel department costs, $351,000, Aircraft department expenses, $212,000, general and medical insurance, $709,000, costs associated with the CEO retirement, $180,000, a technology asset write-down, $519,000 and district manager and loss prevention expenses, $399,000. These were partially offset by higher co-op advertising income, $503,000.

Distribution center expenses increased $1,772,878 (27%). Approximately 12.2% ($805,000) of this increase is due to the higher number of stores serviced by the distribution center. Of the remaining balance, 9% ($595,000) is due to inflation and $636,000 is due to increases in medical and general insurance.

SPD truck lines expenses increased $429,000 (21%). Over half of this increase is due to the higher number of stores and higher than normal increases in fuel and insurance costs. The balance is due to other (normal) inflation.

Store expenses (excluding discontinued operations) increased $20,490,081 (26%), slightly higher than the combined 12.2% increase in square footage and 9% inflation, which totals 21.2%. Unusual items impacting expenses were a $2.5M increase in expenses relating to the store manager training program, a $3.4M (184%) increase in general insurance, a $1.1M (100%) increase in credit card fees, and higher store remodel expenses (up $529,000).

Initiatives To Reduce Expenses
------------------------------
The Company has undertaken several initiatives to reduce its SG&A expenses by over $4M including:

     o A workforce reduction of almost 20% of its home office, district manager and loss prevention staff on April 30th, 2005 that will save $2.2M annually.
     o Changes in the Company's medical / dental plan expected to save $1.1M annually starting 8/1/05.
     o    Leasing excess space in stores.
     o Reductions in travel (including more efficient use of the Company's aircraft), supplies, utilities, and other miscellaneous of $1.1M annually.
     o    Improving productivity in the distribution center.

In addition to the above initiatives, we are aggressively looking for other ways to reduce expenses.

Reconciliation and Explanation Of Non-GAAP Financial Measures
-------------------------------------------------------------
EBITDA (earnings from continuing operations before interest, taxes, depreciation and amortization) is a non-GAAP financial measure. Management believes this is useful because it is widely used as a benchmark against other companies and shareholders have asked for this disclosure for the same reason. Also, EBITDA is used by investors to determine a company's ability to service debt, reinvest in the business and/or return to shareholders. The following table shows how EBITDA is calculated:

------------------------- ----------------- ---------------- ------------------- ------------------ ------------------
                                F05               F04               F03                 F02                F01
------------------------- ----------------- ---------------- ------------------- ------------------ ------------------
Earnings from                   $4,353,000       $6,200,000          $5,297,000         $4,663,000         $4,251,000
continuing operations
before discontinued
operations and
cumulative effect of
accounting change
------------------------- ----------------- ---------------- ------------------- ------------------ ------------------
Plus income tax expense          2,223,000        2,691,000           3,068,000          2,868,000          2,583,000
------------------------- ----------------- ---------------- ------------------- ------------------ ------------------
Plus depreciation and            6,708,000        7,141,000           6,726,000          6,171,000          5,812,000
amortization.
------------------------- ----------------- ---------------- ------------------- ------------------ ------------------
Plus interest expense            1,230,000        1,386,000           1,609,000          2,778,000          3,254,000
------------------------- ----------------- ---------------- ------------------- ------------------ ------------------
= EBITDA                       $14,514,000      $17,418,000         $16,700,000        $16,480,000        $15,900,000
------------------------- ----------------- ---------------- ------------------- ------------------ ------------------


EBITDA per selling square foot is also a non-GAAP financial measure and is calculated by taking EBITDA divided by selling square feet. This measure is used by both management and shareholders for the same reasons EBITDA is used. The following table shows how it is calculated:

---------------------------- ------------- ------------------ ------------------ ------------------ ------------------
                                 F05              F04                F03                F02                F01
---------------------------- ------------- ------------------ ------------------ ------------------ ------------------
Earnings from continuing            $1.01              $1.53              $1.33              $1.20              $1.12
operations before
discontinued operations
and cumulative effect of
accounting change  per
square foot
---------------------------- ------------- ------------------ ------------------ ------------------ ------------------
Plus income tax expense             $0.52              $0.66              $0.77              $0.74              $0.68
per square foot
---------------------------- ------------- ------------------ ------------------ ------------------ ------------------
Plus depreciation and               $1.57              $1.75              $1.69              $1.58              $1.53
amortization per square
foot
---------------------------- ------------- ------------------ ------------------ ------------------ ------------------
Plus interest expense per           $0.29              $0.34              $0.41              $0.71              $0.85
square foot
---------------------------- ------------- ------------------ ------------------ ------------------ ------------------
= EBITDA per selling                $3.39              $4.28              $4.20              $4.23              $4.18
square foot
---------------------------- ------------- ------------------ ------------------ ------------------ ------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       (Registrant)
                                                 Duckwall-ALCO Stores, Inc.

 Date:  June 16, 2005                       By: /s/ Richard A. Mansfield
                                                --------------------------------
                                                Name:  Richard A. Mansfield
                                                Title:  Vice President - Finance
                                                        Chief Financial Officer



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